UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 12, 2008

Great Wolf Resorts, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51064	51-0510250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 West Washington Ave, Madison, Wisconsin		53703
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	608-661-4700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2009, the registrant announced that Timothy Black has been appointed to the position of Executive Vice President--Operations, effective January 1, 2009. From June, 2008 through the present, Mr. Black served as the Senior Vice President--Operations for the registrant. From December, 2005 through June, 2008, Mr. Black served as the Regional Vice President--Operations for the registrant. From October, 2004 through December, 2005, Mr. Black served as the General Manager of the Great Wolf Lodge resort located in Lake Delton, Wisconsin, on behalf of the registrant. From August, 2003 through October, 2004, Mr. Black served as Vice President and General Manager of Six Flags Great America.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wolf Resorts, Inc.

November 18, 2008	By:	J. Michael Schroeder

Name: J. Michael Schroeder
Title: General Counsel & Corporate Secretary